Sub-Item 770

                  TRANSACTIONS EFFECTED PURSUANT TO RULE 10F-3

                    Invesco Van Kampen Municipal Income Fund
                          Item 77(O) 10F-3 Transactions
                       April 1, 2010 - September 30, 2010

                                                        Amount of      % of
                             Offering       Total        Shares      Offering
   Security      Purchase/   Price of     Amount of     Purchased   Purchased                      Purchased
  Purchased     Trade Date    Shares      Offering       By Fund     By Fund        Brokers           From
-------------   ----------   --------   ------------   ----------   ---------   ---------------   -----------
 Puerto Rico     05/20/10    $103.968   $316,920,000   $2,000,000     0.631%    J.P. Morgan,      J.P. Morgan
   Electric                                                                     Citi, B of A
    Power                                                                       Merrill
  Authority                                                                     Lynch,
                                                                                Barclays
                                                                                Capital, RBC
                                                                                Capital
                                                                                Markets,
                                                                                Morgan
                                                                                Stanley,
                                                                                Ramirez &
                                                                                Co. Inc.,
                                                                                Wells Fargo
                                                                                Securities,
                                                                                Raymond
                                                                                James,
                                                                                Goldman
                                                                                Sachs & Co.,
                                                                                UBS
                                                                                Financial
                                                                                Services
                                                                                Incorporated
                                                                                of Puerto
                                                                                Rico, BBVAPR
                                                                                MSD,
                                                                                FirstBank
                                                                                Puerto Rico
                                                                                Securities,
                                                                                Oriental
                                                                                Financial
                                                                                Services,
                                                                                Popular
                                                                                Securities,
                                                                                Santander
                                                                                Securities

   City of       05/26/10    $100.000   $403,845,000   $1,000,000     0.248%    Citi, BofA        J.P. Morgan
 Farmington,                                                                    Merrill
  New Mexico                                                                    Lynch, J.P.
  Pollution                                                                     Morgan,
   Control                                                                      Morgan
Revenue Bonds                                                                   Stanley,
                                                                                Wells Fargo
                                                                                Securities,
                                                                                KeyBanc
                                                                                Capital
                                                                                Markets,
                                                                                SunTrust
                                                                                Robinson
                                                                                Humphrey,
                                                                                Southwest
                                                                                Securities

   City of       05/26/10    $100.000   $403,845,000   $1,950,000     0.483%    Citi, BofA        J.P. Morgan
 Farmington,                                                                    Merrill
  New Mexico                                                                    Lynch, J.P.
  Pollution                                                                     Morgan,
   Control                                                                      Morgan
Revenue Bonds                                                                   Stanley,
                                                                                Wells Fargo
                                                                                Securities,
                                                                                KeyBanc
                                                                                Capital
                                                                                Markets,
                                                                                SunTrust
                                                                                Robinson
                                                                                Humphrey,
                                                                                Southwest
                                                                                Securities